DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

It is a pleasure to have this opportunity to communicate with our shareholders
in   the   Dreyfus   Variable  Investment  Fund  --  Special  Value  Portfolio.

  This letter accompanies the semi-annual report of the Dreyfus Variable Investment Fund -- Special Value Portfolio for the six-month period ended June 30, 1998. During this period, your Portfolio produced a total return of 8.85%* which compares with a total return of 17.72% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500"),** 10.06% for the Wilshire Large Company Value Index,*** and 1.18% for the Wilshire Midcap Value Index.****

  The Portfolio' s return trailed the two large company indices detailed above, as we found limited value among many of the largest components of these indexes. The construction of the Portfolio during the period was closer to that of a midcap benchmark of medium-sized companies like the Wilshire Midcap Value Index noted above. Midcap stocks possessed more fundamental value than large caps according to our analysis. Obviously, relative to the two large company indices, we left some money on the table. We believe, however, that over time our risk management and value-seeking style of management should prove to be in our shareholders' best interests.

  Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. It is our view that any value managers who remained true to their discipline could not hope to have matched the returns of the S&P 500 which has become largely dominated by growth stocks due to increases in major component security valuations. The S&P 500 and many of its major security components carry valuations well above those of any historic period by almost any financial measure according to our calculations. These major security components, the so-called "mega caps" or the very largest domestically traded companies, continued to drive the performance of the S&P 500. We believe this market is reminiscent of the early 1970s "nifty-fifty" stocks or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict what will occur, but many market participants may conclude that the risk level of the S&P 500 and many of its major security components is high by historic standards. Regardless, at least for the time being, positive price momentum in this Index and in many of
these    mega    cap    stocks    continued.

  The Portfolio' s solid performance during the semi-annual period versus the Wilshire Midcap Value Index was due in part to being overweight in consumer cyclicals, health care and transportation, all strong performing midcap value sectors. Near index weights in energy, consumer staples and technology, all weak
performing    sectors,    restrained    relative    performance.

Economic    Review

  During the first half of 1998, three major regions of the world had very different economic fundamentals. The United States entered the year with a strong but not overheated economy and at near full employment. After many years of subpar economic growth, continental Europe moved into a period of improving economic expansion. In Asia, weak economies were pervasive in the aftermath of the Asian financial crisis that began late last year.

  A main influence on the U.S. economy during the first half of 1998 was Asian economic weakness. It had both positive and negative effects. On the positive side, actual inflation and expected inflation in the U.S. dropped, causing a decline in long-term Treasury bond yields and mortgage rates. These lower rates contributed to the boom in real estate prices and benefited stock prices as well. The fall in inflation helped the consumer sector as more income was left
over    after    inflation    to    buy    goods    and    services.

  The negative effect of the Asian weakness was directed toward the industrial sector. By midyear, the evidence of industrial weakness was clear-cut, given slowing inventory accumulation and weakening exports. One result of this industrial weakness was to cool off the overall U.S. economy, at least keeping the Federal Reserve Board neutral toward the level of interest rates, and perhaps increasing the possibility of an eventual easing or lowering of rates. This favorable shift in expectations about Federal Reserve policy was clearly a major reason for the rise in U.S. bond and stock prices during the period

Stock Market Overview

The half-year ended June 30, 1998, was another period of solid advance for the broad stock market indices, although the strength of this advance was decidedly narrow.

Three major trends could be observed within the stock market in the first half of 1998. First, the strongest performance came by far from the largest stocks, the so-called "mega caps." The S&P 500, dominated by the stocks of the largest companies, generated a total return of 17.72% for the half-year, while the S&P Midcap 400 Index of mid-sized companies returned 8.63%, and the Russell 2000 Index of small company issues returned only 4.93%. Even within most of the market indices, the strongest gains tended to come from the largest stocks within that index. One contributor to this pattern was strong buying of U.S. stocks by foreign investors who often simply focus on the largest companies

A second and related major trend in the stock market during the first half was the significantly stronger stock performance by most large growth companies relative to most value stocks. With the expectations for corporate earnings growth being reduced as the period progressed due to concerns about the impact of Asia, large growth companies which are better able to control short-term
earnings    results    were    in    demand.

  Finally, the relative performance of different industries revealed the significant impact of Asian economic weakness. Most of the leading sectors of securities in the S& P 500 during the period were either impervious to Asia's impact or were beneficiaries of the lower inflation and the lower interest rates precipitated by the Asian impact. Stock categories that were strongest during the half-year included the consumer cyclical sector (primarily retailers and two of the big three automotive companies), the health care sector (both managed care providers and pharmaceuticals) , and the dominant electronic technology companies, primarily Microsoft.

  The sectors within the S& P 500 that lagged during the semi-annual period tended to be those negatively impacted by Asia from either weak industrial demand or weak commodity prices. These categories included world traded commodities such as oil, metals, papers and chemicals. Transportation companies and electric utilities also lagged in the strong stock market environment.

The stock market's rise during the first half of 1998 reflected a continuation of the pattern of favorable trends in financial asset prices as low rates of inflation and overall stable growth persist in the U.S. economy.

Value Investing and Our Investment Process

  To once again summarize our investment philosophy, while there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies to result in superior and more consistent long-term investment returns. As value investors, generally we want to buy companies with growth potential, but we want to pay as little for them as we have to. In this sense, it is a lower risk, more conservative style of equity investing.

  Our approach to the selecting of securities starts with and ends with our analysts who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our on-going assessment of owned securities. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the current security price) which, to justify purchase, must be greater than the risk-free yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends, and the computer calculates each security' s exposure to this environment. The model is an idea generator, and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the Portfolio. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

Examples of Our Investment Process

  Discussing the detailed fundamental analysis, computer modeling and portfolio strategy that goes into the decision-making process for each security in the Portfolio is not possible in this short report. Instead, provided below, are several brief summaries of some of the better and poorer performing securities
within    the    Portfolio    during    the    first    half    of    1998.

  Biogen, a biotechnology company, was one of the better performing securities during the semi-annual period. Our earnings estimates for the company have been well above the Wall Street consensus, qualifying this growth stock as a value security. We believe that the company's new product pipeline, both near term and long term, is particularly promising. The security remained a holding at the end of the period.

  Sears, Roebuck & Co. was another strong performer. The company has been buffeted by customer credit problems, but management appears to have wrapped arms around the issue and it seems well on the way to resolution. Sales especially in appliances have generally been above expectations. The security was held in the Portfolio at the end of the period.

Lone Star Industries is a cement manufacturer. The cement industry is enjoying one of its better cycles, with strong construction demand and well-controlled supply. The stock continued to be a holding as the period ended.

  Xerox has been expanding its core copier business into the computer printer business with great initial success. We think that the ability to provide quality service can be a significant competitive advantage. The security was sold during the semi-annual period when it reached our valuation sell discipline, at approximately the same price level as today.

  Sunbeam was bought, owned briefly, and sold during the period, resulting in a loss. The company announced disappointing first quarter earnings, and the subsequent market reaction dropped the security into our valuation range at which point we bought the stock. Unfortunately, we were too early, and the stock continued to underperform as more bad news was reported.

  RJR Nabisco Holdings, Philip Morris and UST, all primarily tobacco companies, were poor performers during the period. Congress could not agree on tobacco legislation that we believe would have significantly benefited both the public good and these securities. The tobacco companies are now working with the states to attempt to come to an agreement. We reduced the Portfolio's industry exposure during the period by selling UST, but remained attracted to the high dividend yields and what we believe are ludicrously inexpensive valuations of the other two companies.

Sealed Air is a specialty packaging company (including those sheets of plastic air bubbles) that was bought and sold during the period. We were attracted to the stock because it was selling at a low historic valuation and recently made an attractive long-term acquisition. Unfortunately, selling shareholders from that acquisition depressed the share price which triggered one of our sell disciplines.

  We will continue to manage your investments with dedication and discipline in an effort to produce rewarding returns on your behalf. Diligent management of your investments is our highest priority. Thank you for entrusting us with your assets.

               Sincerely,


               [Timothy M. Ghriskey signature logo]


               Timothy M. Ghriskey

               Portfolio Manager

July 23, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC. -- The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-book and 25% forecast price-to-earnings ratio. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.

****SOURCE: WILSHIRE ASSOCIATES, INC. -- The Wilshire Midcap Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The mid-cap universe consists of 500 stocks that rank in size from the 501st to the 1000th within the Wilshire 5000. These stocks are ranked based on a style score that is 75% price-to-book and 25% forecast price-to-earnings ratio. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.


DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
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STATEMENT OF INVESTMENTS                             JUNE 30,1998 (UNAUDITED)

Common Stocks--98.1%                                                                                   Shares            Value
-------------------------------------------------------

                                                                                                   ____________      ____________
       Consumer Non-Durables--7.9%  Kimberly-Clark                                                     17,000     $     779,875

                                    NIKE, Cl. B                                                        17,300           842,294

                                    Philip Morris                                                      50,600         1,992,375

                                    RJR Nabisco Holdings                                               30,000           712,500

                                    Vlasic Foods International                                         39,000           784,875

                                                                                                                   ____________

                                                                                                                      5,111,919

                                                                                                                   ____________

           Consumer Services--5.0%  Cendant                                            (a)             50,000         1,043,750

                                    La Quinta Inns                                                    102,000         2,154,750

                                                                                                                   ____________

                                                                                                                      3,198,500

                                                                                                                   ____________

       Electronic Technology--6.2%  Celestica                                                           3,600            67,500

                                    Ceridian                                           (a)             17,500         1,028,125

                                    Compaq Computer                                                    39,973         1,134,234

                                    International Business Machines                                     7,600           872,575

                                    Storage Technology                                 (a)             21,000           910,875

                                                                                                                   ____________

                                                                                                                      4,013,309

                                                                                                                   ____________

             Energy Minerals--7.4%  British Petroleum, A.D.S.                                           9,600           847,200

                                    Phillips Petroleum                                                 16,300           785,456

                                    Tosco                                                              79,000         2,320,625

                                    USX-Marathon Group                                                 24,000           823,500

                                                                                                                   ____________

                                                                                                                      4,776,781

                                                                                                                   ____________

                    Finance--13.7%  Chase Manhattan                                                    27,000         2,038,500

                                    Citicorp                                                            6,000           895,500

                                    Executive Risk                                                     12,700           936,625

                                    Fleet Financial Group                                               9,000           751,500

                                    Horace Mann Educators                                              75,000         2,587,500

                                    Morgan (J.P.)                                                       6,400           749,600

                                    NationsBank                                                        11,400           872,100

                                                                                                                   ____________

                                                                                                                      8,831,325
                                                                                                                   ____________

             Health Services--5.1%  Aetna                                                              31,600         2,405,550

                                    Concentra Managed Care                             (a)             34,000           884,000

                                                                                                                   ____________

                                                                                                                      3,289,550

                                                                                                                   ____________

           Health Technology--9.0%  Allergan                                                           19,000           881,125

                                    Amgen                                              (a)             38,000         2,484,250

                                    Biogen                                             (a)             50,000         2,450,000

                                                                                                                   ____________

                                                                                                                      5,815,375

                                                                                                                   ____________

         Industrial Services--1.4%  Waste Management                                                   25,000           875,000

                                                                                                                   ____________

                  Insurance--13.0%  Chubb                                                              31,700         2,547,888

                                    CIGNA                                                              36,600         2,525,400

                                    Everest Reinsurance Holdings                                       65,000         2,498,438

                                    St. Paul                                                           19,000           799,187

                                                                                                                   ____________

                                                                                                                      8,370,913

                                                                                                                   ____________

         Non-Energy Minerals--2.7%  Lone Star Industries                                               22,500         1,733,906

                                                                                                                   ____________

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                 JUNE 30,1998 (UNAUDITED)

Common Stocks (continued)                                                                              Shares            Value
-------------------------------------------------------
                                                                                                    ____________      ___________

          Process Industries--3.7%  Owens-Illinois                                     (a)             21,000     $     939,750

                                    Triarc, Cl. A                                      (a)             65,200         1,430,325

                                                                                                                   ____________

                                                                                                                      2,370,075

                                                                                                                   ____________

      Producer Manufacturing--2.9%  General Electric                                                   11,000         1,001,000

                                    Harsco                                                             19,500           893,344

                                                                                                                   ____________

                                                                                                                      1,894,344

                                                                                                                   ____________

                Retail Trade--6.0%  American Stores                                                    90,000         2,176,875

                                    Federated Department Stores                        (a)             14,200           764,138

                                    Sears, Roebuck & Co.                                               15,000           915,937

                                                                                                                   ____________

                                                                                                                      3,856,950

                                                                                                                   ____________

              Transportation--5.7%  CNF Transportation                                                 58,000         2,465,000

                                    Covenant Transport, Cl.A                           (a)             60,000         1,170,000

                                                                                                                   ____________

                                                                                                                      3,635,000

                                                                                                                   ____________

                   Utilities--8.4%  Ameritech                                                          58,000         2,602,750

                                    Bell Atlantic                                                      18,000           821,250

                                    Coastal                                                            28,600         1,996,637

                                                                                                                   ____________

                                                                                                                      5,420,637

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $58,347,174)                                                          $63,193,584

                                                                                                                   ____________


                                                                                                  Principal

Short-Term Investments--1.0%                                                                        Amount
------------------------------------------------------------------------------------------
                                                                                                 ____________

              U.S. Treasury Bills:  4.88%, 9/24/1998                                            $.....387,000     $     382,576

                                    4.97%, 10/8/1998                                                  223,000           219,952

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $602,493)                                                           $     602,528

                                                                                                                   ____________


TOTAL INVESTMENTS (cost $58,949,667)                                                                    99.1%       $63,796,112

                                                                                                     _______       ____________


CASH AND RECEIVABLES (NET)                                                                                .9%     $     605,031

                                                                                                     _______       ____________


NET ASSETS                                                                                             100.0%       $64,401,143

                                                                                                     _______       ____________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
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STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                      Cost             Value

                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments          $58,949,667       $63,796,112

                                 Cash                                                                                   157,025

                                 Receivable for investment securities sold                                            2,299,913

                                 Dividends and interest receivable                                                      115,836

                                 Prepaid expenses                                                                           184

                                                                                                                   ____________

                                                                                                                     66,369,070

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           38,685

                                 Payable for investment securities purchased                                          1,910,102

                                 Accrued expenses                                                                        19,140

                                                                                                                   ____________

                                                                                                                      1,967,927

                                                                                                                   ____________

NET ASSETS                                                                                                          $64,401,143

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital                                                                    $58,408,995

                                 Accumulated undistributed investment income--net                                       213,258

                                 Accumulated net realized gain (loss) on investments,

                                   forward currency exchange contracts and
                                   securities sold short                                                                932,445

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4(b)                                                          4,846,445

                                                                                                                   ____________

NET ASSETS                                                                                                          $64,401,143

                                                                                                                   ____________


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        4,555,775

NET ASSET VALUE, offering and redemption price per share                                                                 $14.14

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
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STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $2,606 foreign taxes

                                    withheld at source)                                           $   398,542

                                 Interest                                                              59,554

                                                                                                  ___________

                                           Total Income                                                             $   458,096

EXPENSES:                        Investment advisory fee--Note 3(a)                                   224,884

                                 Custodian fees                                                         5,656

                                 Professional fees                                                      5,109

                                 Prospectus and shareholders' reports                                   4,512

                                 Registration fees                                                      1,932

                                 Trustees' fees and expenses--Note 3(b)                                   501

                                 Shareholder servicing costs                                              217

                                 Miscellaneous                                                            803

                                                                                                  ___________

                                           Total Expenses                                                               243,614

                                                                                                                    ___________

INVESTMENT INCOME--NET                                                                                                  214,482

                                                                                                                    ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments:

                                        Long transactions                                          $3,372,410

                                        Short sale transactions                                     (120,669)

                                 Net realized gain (loss) on forward currency

                                    exchange contracts
                                        Short transactions                                             55,771

                                                                                                  ___________

                                           Net Realized Gain (Loss)                                                   3,307,512

                                 Net unrealized appreciation (depreciation) on investments                            1,347,673

                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                4,655,185

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $4,869,667

                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Six Months Ended
                                                                                         June 30, 1998            Year Ended
                                                                                          (Unaudited)         December 31, 1997
                                                                                       ________________       ________________
OPERATIONS:
  Investment income--net                                                                 $     214,482         $     130,235

  Net realized gain (loss) on investments                                                    3,307,512             1,336,281

  Net unrealized appreciation (depreciation) on investments                                  1,347,673             3,491,638

                                                                                          ____________          ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          4,869,667             4,958,154

                                                                                          ____________          ____________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net                                                                 --------  (26,936)

  In excess of investment income--net                                                         --------  (1,224)

  From net realized gain on investments                                                       --------  (221,252)

                                                                                          ____________          ____________

    Total Dividends                                                                           --------  (249,412)

                                                                                          ____________          ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                             10,833,713            30,958,786

  Dividends reinvested                                                                        --------  249,412

  Cost of shares redeemed                                                                  (4,283,467)           (4,036,389)

                                                                                          ____________          ____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  6,550,246            27,171,809

                                                                                          ____________          ____________

       Total Increase (Decrease) in Net Assets                                              11,419,913            31,880,551

NET ASSETS:

  Beginning of Period                                                                       52,981,230            21,100,679

                                                                                          ____________          ____________

  End of Period                                                                            $64,401,143           $52,981,230

                                                                                          ____________          ____________


UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)--NET      $     213,258      $        (1,224)

                                                                                          ____________          ____________

                                                                                             Shares                Shares

                                                                                          ____________          ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                  789,450             2,411,671

  Shares issued for dividends reinvested                                                      --------                19,289

  Shares redeemed                                                                            (312,526)             (343,128)

                                                                                          ____________          ____________

    Net Increase (Decrease) in Shares Outstanding                                              476,924             2,087,832

                                                                                          ____________          ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                       Six Months Ended
                                                         June 30, 1998                    Year Ended December 31,
                                                                               _______________________________________________

PER SHARE DATA:                                           (Unaudited)          1997       1996       1995       1994      1993

                                                           __________         ______     ______    ______     ______     ______
   Net asset value, beginning of period                      $12.99           $10.60     $11.70    $12.37     $12.92     $10.14

                                                             ______           ______     ______    ______     ______     ______

   Investment Operations:

   Investment income--net                                       .05              .06        .63       .51        .35        .20

   Net realized and unrealized gain (loss)

       on investments                                          1.10             2.40     (1.05)     (.54)      (.56)       2.71

                                                             ______           ______     ______    ______     ______     ______

   Total from Investment Operations                            1.15             2.46      (.42)     (.03)      (.21)       2.91

                                                             ______           ______     ______    ______     ______     ______

   Distributions:

   Dividends from investment income--net                         --            (.01)      (.56)     (.64)      (.32)      (.13)

   Dividends in excess of investment income--net                 --         (.00)(1)      (.06)        --      (.02)         --

   Dividends from net realized gain on investments               --            (.06)         --        --         --         --

   Paid-in capital                                               --               --      (.06)        --         --         --

                                                             ______           ______     ______    ______     ______     ______

   Total Distributions                                           --            (.07)      (.68)     (.64)      (.34)      (.13)

                                                             ______           ______     ______    ______     ______     ______

   Net asset value, end of period                            $14.14           $12.99     $10.60    $11.70     $12.37     $12.92

                                                             ______           ______     ______    ______     ______     ______

                                                            ______          ______     ______     ______    ______     ______

TOTAL INVESTMENT RETURN                                        8.85%(2)        23.14%     (3.62%)    (.26%)    (1.56%)    28.59%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets            .40%(2)          .99%       .93%      .94%       .25%       .27%

   Ratios of dividends on securities sold short to

       average net assets                                        --             . 02%        --        --         --         --

   Ratio of net investment income

       to average net assets                                    .35%(2)          .38%      4.12%     3.56%      3.54%      1.87%

   Decrease reflected in above expense ratios due

       to undertakings by The Dreyfus Corporation

       and Comstock Partners, Inc.                               --               --         --        --        .88%      2.25%

   Portfolio Turnover Rate                                   116.49%(2)       188.57%    124.19%    53.88%     25.96%     99.08%

   Net Assets, end of period (000's Omitted)                $64,401          $52,981    $21,101   $25,272    $30,510     $7,957
-----------------------------

(1)  Amount represents less than $.01 per share.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Special Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series received net earnings credits of $229 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2-- BANK LINE OF CREDIT:

  In accordance with an agreement with a bank, the Series may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. During the period ended June 30, 1998, the Series did not borrow under the line of credit.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an amended Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The  Series  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts during the period ended June 30, 1998:

                                                                                                     Purchases       Sales

                                                                                                   ____________  ____________
Long transactions  .......................................................................      ..  $75,317,026   $69,138,634

Short sale transactions  .................................................................              894,337       773,668

                                                                                                   ____________  ____________

   TOTAL   .......................................................................................  $76,211,363   $69,912,302

                                                                                                   ____________  ____________

  The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The
Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker or custodian, of cash and/or liquid securities sufficient to cover its short position. At June 30, 1998, there were no securities sold short outstanding.

  The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 1998, there were no forward currency exchange contracts outstanding.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (B) At June 30, 1998, accumulated net unrealized appreciation on investments was $4,846,445, consisting of $6,145,017 gross unrealized appreciation and $1,298,572 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


(reg.tm)

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

SPECIAL VALUE PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              118SA986

Variable

Investment Fund,

SPECIAL VALUE

PORTFOLIO

Semi-Annual

Report

June 30, 1998